UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CARBONMETA TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

CARBONMETA TECHNOLOGIES, INC.

13110 NE 177th Place, Suite 145

Woodinville, WA 98072

(844) 698-3777

Dear Stockholders:

This Notice and the accompanying Information Statement are being furnished to the holders (“Stockholders”) of shares of Common Stock, par value $0.0001 of CarbonMeta Technologies, Inc. (the “Common Stock”), a Delaware corporation (the “Company”), in connection with an action taken by the holders of a majority of the issued and outstanding voting stock (the “Majority Consenting Stockholders”), which action was approved by written consent on June 26, 2023 (the “Stockholder Consent”), to:

(i)	to spin-off the Company’s majority owned subsidiary, Carbon Conversion Group, Inc. (f/k/a CarbonMeta Green Building Materials, LLC), in a stock dividend to shareholders;

(ii)	to ratify the appointment of Michael T. Studer CPA P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(iii)	to elect one (1) director to serve until his successor is elected and qualified.

This Information Statement is being sent to you for information purposes only and you are not required to take any action. Please read the attached Information Statement carefully. It describes the essential terms of the change in capital structure and the actions to be taken with respect thereto. Additional information about the Corporation is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). The Corporation’s reports filed with the SEC, their accompanying exhibits and other documents filed with the SEC may be obtained on the SEC’s website at www.sec.gov.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders in accordance with Rule 14c-2 promulgated under the Exchange Act of the action described above before it takes effect. This letter is the notice required by the General Corporation Law of the State of Delaware.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO (1) SPIN OFF THE COMPANY’S MAJORITY OWNED SUBSIDIARY, CARBON CONVERSION GROUP, INC. (f/k/a CARBONMETA GREEN BUILDING MATERIALS, LLC), IN A STOCK DIVIDEND TO SHAREHOLDERS; (2) TO RATIFY THE APPOINTMENT OF MICHAEL T. STUDER CPA P.C. AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023; AND (3) ELECT ONE DIRECTOR TO SERVE AS A DIRECTOR OF THE COMPANY. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

Please feel free to call us at (844) 698-3777 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
CARBONMETA TECHNOLOGIES, INC.

Date: June 28, 2023	By:	/s/ Lloyd Spencer
Lloyd Spencer
President

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

CARBONMETA TECHNOLOGIES, INC.

13110 NE 177th Place, Suite 145

Woodinville, WA 98072

(844) 698-3777

INFORMATION STATEMENT

(Preliminary)

June __, 2023

GENERAL INFORMATION

CarbonMeta Technologies, Inc. (the “Company,” “we,” “us” or “our”) is furnishing this Information Statement to you to provide a description of actions taken by our board of directors (the “Board”) on June 12, 2023 and by the holders of our voting stock (the “Majority Consenting Stockholders”) on June 26, 2023, in accordance with the relevant sections of our articles of incorporation, as amended, our bylaws, as amended, and under Section 228 of the General Corporation Law of the State of Delaware (“DGCL”).

This Information Statement is being provided on or about June __, 2023 to stockholders of record on June 23, 2023 (the “Record Date”). This Information Statement is being provided only to inform you of the corporate actions described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) before such action takes effect. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO (1) SPIN OFF THE COMPANY’S MAJORITY OWNED SUBSIDIARY, CARBON CONVERSION GROUP, INC. (f/k/a CARBONMETA GREEN BUILDING MATERIALS, LLC), IN A STOCK DIVIDEND TO SHAREHOLDERS; (2) TO RATIFY THE APPOINTMENT OF MICHAEL T. STUDER CPA P.C. AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023; AND (3) ELECT ONE DIRECTOR TO SERVE AS A DIRECTOR OF THE COMPANY. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

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ABOUT THIS INFORMATION STATEMENT

What is the Purpose of this Information Statement?

This Information Statement is being provided to you pursuant to the requirements of the Exchange Act and the DGCL to notify you of certain Corporate Actions (the “Actions”) taken by the Majority Consenting Stockholders pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Actions as early as possible to accomplish the purposes herein described, the Board elected to seek the written consent of the Majority Consenting Stockholders in lieu of a special meeting. We are making this Information Statement available to you on or about June __, 2022. The Company is not soliciting your proxy or consent and you are not being asked to take any action in connection with this Information Statement.

Who is Entitled to Notice?

Each holder of record of outstanding shares of our Common Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock on the Record Date is entitled to notice of the Actions to be taken pursuant to the Written Consent.

Why Did the Company Seek Shareholder Approval?

On June 12, 2023, the Company’s Board of Directors elected to spin-off of its majority owned subsidiary, Carbon Conversion Group, Inc. (f/k/a CarbonMeta Green Building Materials, LLC”) in a stock dividend to its shareholders.

Accordingly, the Majority Consenting Stockholders voted “IN FAVOR OF” the proposed Action in order for the Company to complete the spin-off of its majority owned subsidiary, Carbon Conversion Group, Inc. (f/k/a CarbonMeta Green Building Materials, LLC”) in a stock dividend to its shareholders.

What Actions were Approved by the Majority Stockholder?

Pursuant to the Written Consent, the following Actions were approved by the Majority Consenting Stockholders:

(i)	to spin-off the Company’s majority owned subsidiary, Carbon Conversion Group, Inc. (f/k/a CarbonMeta Green Building Materials, LLC), in a stock dividend to shareholders;

(ii)	to ratify the appointment of Michael T. Studer CPA P.C.as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(iii)	to elect one (1) director to serve until his successor is elected and qualified.

What Vote was Required to Approve the Actions?

The affirmative vote of the holders of a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon on the Record Date was required to approve the Actions. As of the Record Date, CarbonMeta Technologies, Inc. has one authorized and outstanding class of common stock and five authorized and outstanding series of preferred stock: Series B, Series D, Series E, Series F and Series G.

As of the Record Date, the Company had 20,584,495,666 shares of Common Stock outstanding, 159,666 shares of Series B Preferred Stock outstanding, 100,000 shares of Series D Preferred Stock outstanding, 821,377 shares of Series E Preferred Stock outstanding, 190,000 shares of Series F Preferred Stock outstanding and 25,000 shares of Series G Preferred Stock outstanding. As of the Record Date, the total number of votes available to be cast was 155,584,495,666 (20,584,495,666 by the Common Stockholders, 10,000,000,000 by the Series D Preferred Stockholders and 125,000,000,000 by the Series G Preferred Stockholder). The total number of votes cast for ITEM 1, ITEM 2 and ITEM 3 (please see below) was 131,751,496,063, or 84.68%, in favor for each of the proposed Actions. No other shareholder votes, consents or actions will be required or obtained in connection with this Information Statement or the Actions because the Majority Consenting Stockholders have consented to the Actions.

Do I have appraisal rights?

No. None of the DGCL, our Articles of Incorporation, as amended, or our Bylaws, provide holders of capital stock with dissenters’ or appraisal rights in connection with the Actions described in this Information Statement.

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OUTSTANDING VOTING SECURITIES

General

Our authorized capital stock consists of 35,000,000,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock. As of June 23, 2023 (“Record Date”), we had issued and outstanding 20,584,495,666 shares of Common Stock and 1,296,043 shares of Preferred Stock.

The number of voting shares outstanding excludes shares of Common Stock issuable upon conversion of outstanding Convertible Notes.

The DGCL provides in substance that unless our Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

Common Stock

The Company is authorized to issue 35,000,000,000 shares of Common Stock, par value $.0001. Each share of common stock shall be entitled to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

Dividends and Distributions. Subject to preferences that may apply to any outstanding shares of preferred stock, the holders of common stock may be entitled to receive ratably any dividend or distribution of cash, property or shares of our capital stock that is paid or distributed by the Company.

Liquidation Rights. Upon our liquidation, dissolution or winding up, holders of our common stock will be entitled to share ratably in all assets remaining after payment of any liabilities and the liquidation preferences and any accrued or declared but unpaid dividends, if any, with respect to any outstanding shares of preferred stock.

No Preemptive, Conversion or Redemption Rights. Holders of common stock have no preemptive rights and no right to convert their common stock into other securities. There are no redemption or sinking fund provisions applicable to our common stock.

Subject to Rights of Preferred Stock. The rights of the holders of our common stock are subject to, and may be adversely affected by, the rights of holders of any shares of preferred stock that we may designate and issue in the future.

Preferred Stock

a) Series A Preferred Stock

The Company has authorized 125,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock (i) pays a dividend of 5%, payable at the discretion of the Company in cash or common stock, (ii) is convertible immediately after issuance into the Company’s common stock at the lesser of $3,000 per share (as adjusted for the November 20, 2006 1 for 10, the April 8, 2009 1 for 300 and the July 12, 2012 1 for 200 reverse stock splits) or 75% of the average closing bid prices over the 20 trading days immediately preceding the date of conversion, (iii) has a liquidation preference of $1.00 per share, (iv) may be redeemed by the Company at any time up to five years after the issuance date for $1.30 per share plus accrued and unpaid dividends, and (v) has no voting rights except as provided by Delaware law. As of June 23, 2023, the Company has 0 and 0 shares issued and outstanding, respectively.

b) Series B Preferred Stock

The Company has authorized 525,000 shares of Series B Preferred Stock. Each share of Series B Preferred Stock (i) pays a dividend of 5%, payable at the discretion of the Company in cash or common stock, (ii) is convertible immediately after issuance into the Company’s common stock at the lesser of $3,000 per share (as adjusted for the November 20, 2006 1 for 10, the April 8, 2009 1 for 300 and the July 12, 2012 1 for 200 reverse stock splits) or 75% of the average closing bid prices over the 20 trading days immediately preceding the date of conversion, (iii) has a liquidation preference of $1.00 per share, (iv) may be redeemed by the Company at any time up to five years after the issuance date for $1.30 per share plus accrued and unpaid dividends, and (v) has no voting rights except as provided by Delaware law. As of June 23, 2023, the Company has 159,666 and 159,666 shares issued and outstanding, respectively.

c) Series C Preferred Stock

The Company has authorized 500,000 shares of Series C Preferred Stock. During 2007, the Company initiated a private offering under Regulation D of the Securities Act of 1933 (the “Private Offering”), of an aggregate 500,000 units (collectively referred to as the “Units”) at a price of $1.00 per Unit, with each Unit consisting of one share of Series C Preferred Stock convertible at the lesser of 85% of the average closing bid price of the common stock over the 20 trading days immediately preceding the date of conversion, or $0.04 per share and stock purchase warrants equal to the number of shares of common stock converted from the Series C Preferred Stock, exercisable at $0.06 per share and which expire five years from the conversion date. As of June 23, 2023, the Company has 0 and 0 shares issued and outstanding, respectively.

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d) Series D Preferred Stock

On November 10, 2011, the Board approved by unanimous written consent an amendment to the Company’s Certificate of Incorporation to designate the rights and preferences of Series D Preferred Stock. There are 500,000 shares of Series D Preferred Stock authorized with a par value of $0.001. Each share of Series D Preferred Stock has a stated value equal to $1.00. These preferred shares rank higher than all other securities. Each outstanding share of Series D Preferred Stock shall be convertible into the number of shares of the Company’s common stock determined by dividing the stated value by the conversion price which is defined as 85% of the average closing bid price of the common stock over the twenty trading days immediately preceding the date of conversion, but no less than par value of the common stock. Mandatory conversion can be demanded by the Company prior to October 1, 2013. Each share of the Series D Preferred Stock shall have voting rights equal to 100,000 votes of common stock. As of June 23, 2023, the Company has 100,000 and 100,000 shares issued and outstanding, respectively.

e) Series E Preferred Stock

On March 9, 2012, the Company filed the Certificate of Designation of the Rights and Preferences of Series E Preferred Stock of the Company with the Delaware Secretary of the State pursuant to which the Company set forth the designation, powers, rights, privileges, preferences and restrictions of 1,000,000 authorized shares of Series E Preferred Stock, par value $0.001 per share. The Series E Preferred Stock is convertible into common stock at 50% of the lowest closing bid price of the common stock over the 20 days immediately prior to the date of conversion, but no less than the par value of the common stock. As of June 23, 2023, the Company has 821,377 and 821,377 shares issued and outstanding, respectively.

f) Series F Preferred Stock

On October 4, 2013, the Company filed the certificate of designation pursuant to which the Company set forth the designation, powers, rights, privileges, preferences and restrictions of 500,000 authorized shares of Series F Preferred Stock, par value $0.001 per share.

The shares of Series F Preferred Stock have a stated value of $1.00, have no voting rights, are entitled to no dividends due or payable and are convertible into the number of shares of the Company’s common stock determined by dividing the stated value by the conversion price, which is defined as 85% of the average closing bid price of the common stock over the five trading days immediately preceding the date of conversion, but no less than the par value of the common stock. At any time after the issuance date through the fifth anniversary of the issuance of the Series F Preferred Stock, the Company shall have the option to redeem any unconverted shares at an amount equal to 130% of the stated value of the Series F Preferred Stock plus accrued and unpaid dividends, if any. Redemption shall be established by the Company in its sole and absolute discretion and no holder of Series F Preferred Stock may demand that the Series F Preferred Stock be redeemed. As of June 23, 2023, the Company has 190,000 and 190,000 shares issued and outstanding, respectively.

g) Series G Preferred Stock

On April 17, 2014, the Company filed the certificate of designation pursuant to which the Company set forth the designation, powers, rights, privileges, preferences and restrictions of 500,000 authorized shares of Series G Preferred Stock, par value $0.001 per share.

The shares of Series G Preferred Stock have a stated value of $1.00, have voting rights equal to 5,000,000 votes of common stock, are entitled to no dividends due or payable, are non-redeemable, and are convertible into the number of shares of the Company’s common stock determined by dividing the stated value by the conversion price, which is defined as 85% of the average closing bid price of the common stock over the twenty trading days immediately preceding the date of conversion, but no less than par value of the common stock. As of June 23, 2023, the Company has 25,000 and 25,000 shares issued and outstanding, respectively.

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Required Vote

The Common Stock, the Series D Preferred Stock and the Series G Preferred Stock are the only classes of outstanding voting stock of the Company. As of June 23, 2023, there were 20,584,495,666 shares of Common Stock, 100,000 shares of Series D Preferred Stock and 25,000 shares of Series G Preferred Stock issued and outstanding. On June 26, 2023, the following holders of shares of the Common Stock, the Series D Preferred Stock and the Series G Preferred Stock, representing 84.68% of the outstanding voting power of the Company, executed the written consent of the Majority Consenting Stockholders approving the Corporate Actions (ITEM 1, ITEM 2 and ITEM 3 below) (the “Approval Date”):

Common Stock:

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Lloyd Spencer	751,496,063	751,496,063	751,496,063	0.48%
Total	751,496,063	751,496,063	751,496,063	0.48%

(1)	Common Stock Voting Rights - Each share of common stock shall be entitled to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

(2)	Based on a total of 155,584,495,666 voting shares as of the Record Date.

Series D Preferred Stock:

Name of Majority Stockholder	Number of Shares of Series D Preferred Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Lloyd Spencer (3)	60,000	6,000,000,000	6,000,000,000	3.86%
Total	60,000	6,000,000,000	6,000,000,000	3.86%

(1)	Series D Preferred Stock Voting Rights - Each share of the Series D Preferred Stock shall have voting rights equal to 100,000 votes of common stock.

(2)	Based on a total of 155,584,495,666 voting shares as of the Record Date.

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Series G Preferred Stock:

Name of Majority Stockholder	Number of Shares of Series G Preferred Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Lloyd Spencer (3)	25,000	125,000,000,000	125,000,000,000	80.34%
Total	25,000	125,000,000,000	125,000,000,000	80.34%

(1)	Voting Rights Series G Preferred Stock- Each share of the Series G Preferred Stock shall have voting rights equal to 5,000,000 votes of common stock.

(2)	Based on a total of 155,584,495,666 voting shares as of the Record Date.

Summary of Vote:

Class of Voting Security	Number of Shares of Votes Available by Voting Security	Number of Votes held by Majority Consenting Stockholders	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (1)
Common Stock	20,584,495,666	751,496,063	751,496,063	0.48%
Series D Preferred Stock	10,000,000,000	6,000,000,000	6,000,000,000	3.86%
Series G Preferred Stock	125,000,000,000	125,000,000,000	125,000,000,000	80.34%
Total	155,584,495,666	131,751,496,063	131,751,496,063	84.68%

(1)	The Percentage of the voting equity that voted in favor of the corporate actions is based on a total number of votes available of 155,584,495,666. The total number of shares that voted is as follows: 751,496,063 by the holders of the Company’s Common Stock, 6,000,000,000 by holders of the Company’s Series D Preferred Stock and 125,000,000,000 by holders of the Company’s Series G Preferred Stock for a total of 131,751,496,063 votes cast.

Since the Board and Majority Consenting Stockholders voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken. In accordance with Rule 14c-2 of the Exchange Act, the Corporate Actions will be effective no earlier than twenty (20) days after this Information Statement has been sent or made available to our shareholders, which date of effectiveness is estimated to be July 19, 2023 (the “Effective Date”).

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

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General Description of Corporate Actions:

ITEM 1:

TO SPIN OFF THE COMPANY’S MAJORITY OWNED SUBSIDIARY, CARBON CONVERSION GROUP, INC. (f/k/a CARBONMETA GREEN BUILDING MATERIALS, LLC), IN A STOCK DIVIDEND TO SHAREHOLDERS

On June 12, 2023, the Board unanimously approved the spin-off (“Spin-Off”) of the Company’s majority owned subsidiary, Carbon Conversion Group, Inc. (f/k/a CarbonMeta Green Building Materials, LLC), in a stock dividend to shareholders. On June 26, 2023, the Majority Consenting Stockholders delivered executed written consents in lieu of a special meeting (the “Stockholder Consent”) authorizing and approving the proposed Action.

The Board will effect the Spin-Off, by filing an Issuer Company-Related Action Notification Form (“Notification Form”) with the Financial Industry Regulatory Authority (“FINRA”), which will occur no sooner than 20 calendar days after the date this Information Statement has been provided to Stockholders. After such 20-day period, the Board has the authority to file the Notification Form to effect the Spin-Off at any time prior to the one-year anniversary of the date of the Stockholder Consent. Carbon Conversion Group, Inc.’s Articles of Incorporation and Bylaws are attached to this Information Statement. No further action on the part of our stockholders is required to authorize or effect the Spin-Off.

The ability to proceed without a special meeting of the Stockholders to approve, adopt and/or ratify the Corporate Actions is authorized by Sections 211 and 228 of the DGCL which provides that, unless otherwise provided in our Articles of Incorporation, as amended, and Bylaws, action required or permitted to be taken at a meeting of our Stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by Stockholders holding at least a majority of the voting power of the Company, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such consent shall have the same force and effect as a majority vote of the Stockholders and may be stated as such in any document. Our Articles of Incorporation, as amended, and Bylaws do not contain any provisions contrary to the provisions of Sections 211 and 228 of the DGCL. Thus, to eliminate the costs to us and management time involved in holding a special meeting, and in order to take the Corporate Actions as described in this Information Statement, several of our Stockholders representing in excess of 50% of the voting stock executed and delivered a written consent to us.

Our Board unanimously approved the Spin-Off, subject to stockholder approval, and on June 26, 2023, the holders of approximately 84.68% of the voting shares of our Common and Preferred Stock executed and delivered to us the Stockholder Consents approving the Spin-Off.

Accordingly, we have obtained all corporate approval required for the Spin-Off. We do not require, and we are not seeking any further consent from Stockholders for the Spin-Off. This Information Statement is furnished solely for the purposes of advising Stockholders of the approval of the Spin-Off and giving Stockholders notice of the filing of the Notification Form, as required by the DGCL and the Exchange Act.

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ITEM 2:

RATIFY THE APPOINTMENT OF MICHAEL T. STUDER CPA P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023

Michael T. Studer CPA P.C. has served as our independent auditor and accountant since 2022. Since 2022, there were no disagreements between us and Michael T. Studer CPA P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On June 26, 2023, the Majority Consenting Stockholders ratified the Board’s appointment of Michael T. Studer CPA P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Michael T. Studer CPA P.C. has audited our financial statements for the years ended December 31, 2022 and 2021.

1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was:

2022	$55,000	Michael T. Studer CPA P.C.
2021	$50,000	Michael T. Studer CPA P.C.

2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph:

2022	$0	Michael T. Studer CPA P.C.
2021	$0	Michael T. Studer CPA P.C.

3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was:

2022	$0	Michael T. Studer CPA P.C.
2021	$0	Michael T. Studer CPA P.C.

4) All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was:

2022	$0	Michael T. Studer CPA P.C.
2021	$0	Michael T. Studer CPA P.C.

5) During the fiscal year ended December 31, 2022 and as of the date of this report, the Company does not maintain an audit committee and therefore does not have an audit committee pre-approval policy in place.

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ITEM 3:

ELECT ONE DIRECTOR TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

On the Board Approval Date, the Board unanimously recommended that Stockholders elect the below nominee, and on June 26, 2023, the Majority Consenting Stockholders elected the nominee to serve as a director.

The following table sets forth the name, position and age of our director as of the Effective Date.

Name	Age	Position and Term
Lloyd Spencer	63	Chief Executive Officer, Principal Financial Officer, Director, Treasurer, Secretary

Director Qualifications

We believe that individuals who serve on our Board should possess the requisite education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of our Stockholders. The following are qualifications, experience and skills for board members, which are important to our business:

●	Leadership Experience – We seek directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, diverse perspectives, and broad business insight to the company. They demonstrate practical management experience, skills for managing change, and knowledge of industries, geographies and risk management strategies relevant to the Company.

●	Finance Experience – We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who qualify as “audit committee financial experts” as defined in rules of the SEC for service on the Audit Committee.

●	Industry Experience – We seek directors who have relevant industry experience including existing and new technologies, new or expanding businesses and a deep understanding of the Company’s business environments.

Name	Age	Position and Term
Lloyd Spencer	63	Chief Executive Officer, Principal Financial Officer, Director, Treasurer, Secretary

LLOYD T. SPENCER became our Chief Executive Office on January 28, 2008, interim Chief Financial Officer on November 17, 2008, and a member of the board of directors and Vice President since September 20, 2007. Beginning in May 2006, Mr. Spencer has served as President and CEO of our subsidiary, CoroWare Technologies, Inc. Beginning in October 2004, Mr. Spencer was co-founder and President of CoroWare, Inc., a Washington State private company that was acquired by Innova Holdings, Inc., which is now known as CarbonMeta Technologies, Inc.  From June 2002 to September 2004, Mr. Spencer was Vice President of Sales at Planet Technologies, a systems integration company based in Germantown, MD. From November 1996 to August 2001, Mr. Spencer was Solutions Unit Manager and Group Product Manager at Microsoft in Redmond, Washington. Prior to Microsoft, Mr. Spencer served as Assistant Vice-President and Business Unit Manager at Newbridge Networks; and Product Line Manager at Sun Microsystems. Mr. Spencer also currently serves as the Secretary and Director of Deep Green Waste & Recycling, Inc., a publicly traded entity (OTCPK: DGWR). Mr. Spencer received his Bachelor’s degree from Cornell University in 1980 with a major in Biology and Animal Science and with an emphasis in Immunogenetics.

On February 14, 2014, Mr. Lloyd Spencer, Chairman of the Board of Directors, was appointed as Interim Corporate Secretary. Mr. Spencer continues to serve as President and Chief Executive Officer.

Family Relationships

There are no family relationships among the directors and executive officers.

Options/SARS Grants During Last Fiscal Year

None.

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Governance of Our Company

CarbonMeta Technologies, Inc. has adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and other employees performing similar functions. The Code of Ethics was revised and updated in 2007 and approved by the board on December 6, 2007. The Code of Ethics is in the investor section of our website at www.carbonmetatech.com.

Board Committees

None. Presently, our Board of Directors is performing the duties that would normally be performed by an audit committee. We intend to form a separate audit committee, and plan to seek potential independent directors. In connection with our search, we plan to appoint an individual qualified as an audit committee financial expert.

Directors’ Compensation

CarbonMeta Technologies, Inc. has not paid and does not presently propose to pay cash compensation to any director for acting in such capacity.

Executive Summary Compensation Table

The following table sets forth with respect to the named executive officer, compensation made through the twelve months ended December 31, 2022:

Name and Principal Position	Year	Salary- Accrued ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
		(a)	(b)	(c)	(d)			(e)

Lloyd Spencer- President, Chief Executive Officer, Secretary, Director (1)	2022	150,000	0	0	0	0	0	0	150,000
	2021	150,000	0	0	0	0	0	0	150,000
	2020	150,000	0	0	0	0	0	0	150,000

(1)	The values shown in this column represent the aggregate grant date fair value of equity-based awards granted during the fiscal year, in accordance with ASC 718, “Share Based-Payment”. The fair value of the stock options at the date of grant was estimated using the Black-Scholes option-pricing model, based on the assumptions described in the Notes to Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on April 20, 2023.

(a)	Accrued salary

(b)	Accrued bonus to employee for execution of employment agreement.

(c)	Delivery of common stock to employee for execution of employment agreements.

(d)	Options issued to employee for execution of employment agreement. More details on Options noted under Employment Agreements section below.

(e)	Equity compensation received as a Director of the Company.

10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 23, 2023, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The table below shows the number of shares beneficially owned as of June 23, 2023 by each of our individual directors and executive officers, by other holders of 5% or more of the outstanding stock and by all our current directors and executive officers as a group.

The percentage of beneficial ownership is based on 20,584,495,666 shares of our common stock outstanding at June 23, 2023, 1,146,000,000 shares of common stock issuable upon exercise of all outstanding warrants, 1,064,444,000 shares of common stock issuable upon exercise of the Company’s Series B Preferred Stock, 588,235,294 shares of common stock issuable upon exercise of the Company’s Series D Preferred Stock, 8,213,770,000 shares of common stock issuable upon exercise of the Company’s Series E Preferred Stock, 1,900,000,000 shares of common stock issuable upon exercise of the Company’s Series F Preferred Stock and 1,146,000,000 shares of common stock issuable upon exercise of the Company’s Series G Preferred Stock, and excludes:

●	An indeterminate number of shares of common stock to be issued upon conversion of the Company’s Convertible Promissory Notes; and

	Common Stock
Name of Beneficial Owner	Beneficially Owned (1)(2)	Percentage of Common Stock (3)
Lloyd Spencer (3)(4)	2,266,621,259	6.74%
Officers and Directors as a Group	2,266,621,259	6.74%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of June 23, 2023 are deemed outstanding for computing percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any person. Percentages are based on a total of shares of common stock outstanding on June 23, 2023 and the shares issuable upon exercise of options, warrants exercisable, and debt convertible on or within 60 days of June 23, 2023.

(2)	The number of common shares used in computing the percentages is 33,644,003,785, which includes 20,584,495,666 shares of common stock outstanding at June 23, 2023, 1,146,000,000 shares of common stock issuable upon exercise of the Company’s outstanding warrants, 1,064,444,000 shares of common stock issuable upon exercise of the Company’s Series B Preferred Stock, 588,235,294 shares of common stock issuable upon exercise of the Company’s Series D Preferred Stock, 8,213,770,000 shares of common stock issuable upon exercise of the Company’s Series E Preferred Stock, 1,900,000,000 shares of common stock issuable upon exercise of the Company’s Series F Preferred Stock and 1,146,000,000 shares of common stock issuable upon exercise of the Company’s Series G Preferred Stock .

(3)

Included within Mr. Spencer’s beneficial ownership includes 751,496,063 shares of common stock previously issued to Mr. Spencer, 165,000,000 shares of common stock issuable upon exercise of the warrant issued to Mr. Spencer, 352,941,177 shares issuable upon conversion of Mr. Spencer’s 60,000 shares of Series D Preferred Stock, 850,125,195 shares issuable upon conversion of Mr. Spencer’s 85,000 shares of Series E Preferred Stock and 147,058,824 shares issuable upon conversion of Mr. Spencer’s 25,000 shares of Series G Preferred Stock.

(4)	The address for Mr. Spencer is 13110 NE 177th Place, suite 145, Woodinville, WA 98072.

Preferred Stock Outstanding at June 23, 2023:

	Series B Preferred Stock	Percentage of
	Beneficially	Series B
Name of Beneficial Owner	Owned	Preferred Stock
Jem Wynns	1,000	0.6%
John & Mary Ranalli	2,000	1.3%
Paul & Kathryn Ireson	2,000	1.3%
Richie & Amanda Wynns	1,000	0.6%
Scott & Julianna Puras	2,500	1.6%
Robert D. & Elizabeth Jess	3,000	1.9%
Robert & Barbara Ihrig	15,000	9.4%
Steven Ranalli	1,000	0.6%
Robert D. & Elizabeth Jess	7,000	4.4%
Robert & Barbara Ihrig	12,000	7.5%
Paul & Kathryn Ireson	1,000	0.6%
Steven Ranalli	1,000	0.6%
Sharron Lightner	2,000	1.3%
Robert Lewis	11,000	6.9%
Charles Burton Adams	13,500	8.5%
David W. Vaughan	3,000	1.9%
Fielding Thomas Da Meron	10,000	6.3%
Jem Wynns	2,500	1.6%
Robert & Barbara Ihrig	10,000	6.3%
Jeffrey Bertoia	5,000	3.1%
Richard J. Bertoia	5,000	3.1%
Paul & Kathryn Ireson	5,000	3.1%
Ken Kareta	10,000	6.3%
Paul & Kathryn Ireson	5,000	3.1%
Robert & Barbara Ihrig	5,000	3.1%
Scott & Julianna Puras	10,000	6.3%
Stephen A. Puras	3,000	1.9%
Charles Burton Adams	11,166	7.0%

Total	159,666	100.00%

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	Series D Preferred Stock	Percentage of	Number of
	Beneficially	Series D	Voting	Total
Name of Beneficial Owner	Owned	Preferred Stock	Shares Series D	Voting Control
Lloyd Spencer (i)	60,000	60.00%	6,000,000,000	6,000,000,000
Shanna Gerrard	20,000	20.00%	2,000,000,000	2,000,000,000
Jared Robert	20,000	20.00%	2,000,000,000	2,000,000,000

Total	100,000	100.00%	10,000,000,000	10,000,000,000

	Series E Preferred Stock	Percentage of
	Beneficially	Series E
Name of Beneficial Owner	Owned	Preferred Stock
Adam Wong	10,000	1.2%
Andrew Alaniz	10,000	1.2%
Ben Parkermeyer	10,000	1.2%
Bryan Kyllonen	20,000	2.4%
Cameron Owens	10,000	1.2%
Collin Carpenter	30,000	3.7%
David Hyams	20,000	2.4%
Jared Robert	53,669	6.5%
Jennifer Solsvik	80,000	9.7%
John Watson	35,696	4.3%
Joseph Daziel	71,076	8.7%
Ken Gaddis	10,000	1.2%
Lloyd Spencer	85,000	10.3%
Martin Nielsen	40,000	4.9%
MD Global Partners LLC	80,728	9.8%
Michelle Reindal	6,000	0.7%
Mike Lewis	20,000	2.4%
Monica Van Tassel	15,000	1.8%
Phoebe Spencer	10,000	1.2%
Randi Cowett	10,000	1.2%
Rayomand Vatcha	51,960	6.3%
Shanna Gerrard	112,248	13.7%
Steven Mueller	30,000	3.7%

Total	821,377	100.00%

	Series F Preferred Stock	Percentage of
	Beneficially	Series F
Name of Beneficial Owner	Owned	Preferred Stock
John Kroon	40,000	21.05%
Cape First Funding, LLC	110,000	57.89%
Martin Nielsen	40,000	21.05%

Total	190,000	100.00%

	Series G Preferred Stock	Percentage of	Number of
	Beneficially	Series G	Voting	Total
Name of Beneficial Owner	Owned	Preferred Stock	Shares Series G	Voting Control
Lloyd Spencer (i)	25,000	100.00%	125,000,000,000	125,000,000,000

Total	25,000	100.00%	125,000,000,000	125,000,000,000

Warrants Outstanding at June 23, 2023:

Name	Date of Issuance	Shares upon Issuance of warrants or options (v)	Exercise Price (vi)	Expiration Date
Lloyd Spencer (i)	March 7, 2022	165,000,000	$0.0004	March 7, 2027
Tangiers Investment Group, LLC (ii)	March 21, 2022	125,000,000	0.0004	March 21, 2027
J.H. Darbie, Co., Inc. (iii)	March 28, 2022	19,125,000	0.0004	March 28, 2027
MacRab, LLC (iv)	April 14, 2022	500,000,000	0.0004	April 14, 2027
MacRab, LLC (v)	May 10, 2022	74,375,000	0.0004	May 10, 2027
BHP Capital NY Inc. (vi)	July 14, 2022	62,500,000	0.0004	July 14, 2027
Quick Capital, LLC (vii)	July 14, 2022	62,500,000	0.0004	July 14, 2027
Robert Papiri Defined Benefit Plan (viii)	July 15, 2022	25,000,000	0.0004	July 15, 2027
Robert Papiri Defined Contribution Plan (ix)	July 15, 2022	6,250,000	0.0004	July 15, 2027
RGP Capital Partners, Inc. (x)	July 15, 2022	6,250,000	0.0004	July 15, 2027
RGP Capital Partners, Inc. (xi)	August 4, 2022	62,500,000	0.0004	August 4, 2027
RGP Capital Partners, Inc. (xii)	September 12, 2022	37,500,000	0.0004	September 12, 2027
Total		1,146,000,000

RELATED PARTY TRANSACTIONS

On March 7, 2022, the Company issued Lloyd Spencer (the “Holder”) a Fixed Convertible Promissory Note (the “Note”) in the amount of $66,000. The Note has a term of one (1) year (Maturity date of March 7, 2023) and bears interest at 12% annually. The Note is convertible, in whole or in part, at any time and from time to time before maturity at the option of the Holder at the Fixed Conversion Price of $0.0002 per share. Upon the event of default, the Note shall accrue interest at the rate equal to the lower of 16% per annum or the highest rate permitted by law. The transaction closed on March 7, 2022. In connection with this note, the Holder was issued warrants to purchase 165,000,000 shares of the Company’s Common Stock at $0.0004 per share.

12

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, our objectives, the amount and timing of the contemplated initial public offering of our Common Stock. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC. Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

13

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We may send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement, to us at 13110 NE 177th Place, suite 145, Woodinville, WA 98072, telephone: (844) 698-3777.

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, our principal executive offices. Additionally, if current Stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the holders of Common Stock only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

MISCELLANEOUS MATTERS

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

This Information Statement is being provided on or about June __, 2023 to all Stockholders of record as of the Record Date. You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C.

By Order of the Board of Directors
CARBONMETA TECHNOLOGIES, INC.

Date: June 28, 2023	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer

14

APPENDIX INDEX

ARTICLES OF INCORPORATION OF CARBON CONVERSION GROUP, INC.
BYLAWS OF CARBON CONVERSION GROUP, INC.

PROFIT CORPORATION

ARTICLES OF INCORPORATION

OF

CARBON CONVERSION GROUP, INC.

Preliminary Statement

These Articles of Incorporation are filed in connection with the conversion of a limited liability company, CarbonMeta Green Building Materials, LLC, a Wyoming limited liability company, to a corporation, pursuant to W.S 17-29-1009 and W.S. 17-26-101. CarbonMeta Green Building Materials, LLC was formed on August 30, 2022, in the State of Wyoming. The conversion of CarbonMeta Green Building Materials, LLC to a corporation was adopted and approved by a unanimous vote of its members.

ARTICLE I – NAME OF THE CORPORATION

The name of the corporation shall be: Carbon Conversion Group, Inc. (the “Corporation”).

ARTICLE II – NAME AND ADDRESS OF REGISTERED AGENT

The address of the registered office of the Corporation in the State of Wyoming is 30 N Gould, STE 100, Sheridan, Wyoming 82801. The name of the Corporation’s registered agent at the address is Registered Agents Inc. Either the registered office or the registered agent may be changed in the manner provided by law.

ARTICLE III – PRINCIPAL OFFICE AND MAILING ADDRESS OF CORPORATION

The principal office address and mailing address of Corporation is 970 W. Broadway, Suite E #457, Jackson, Wyoming 83001.

ARTICLE IV – PERPETUAL DURATION OF THE CORPORATION

The period of this Corporation’s duration is perpetual.

ARTICLE V – PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Wyoming Business Corporation Act other than the banking business, the trust Corporation business or the practice of a profession permitted to be incorporated by the Wyoming Business Corporation Act

ARTICLE VI – AUTHORIZED CAPITAL

A. Authorized Capital. The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is 600,000,000 shares, of which 100,000,000 shares shall be shares of preferred stock, par value of $.0001 per share as described herein (“Preferred Stock”), and 500,000,000 shares shall be shares of common stock, par value of $.0001 per share (“Common Stock”).

(1) Preferred Stock. Notwithstanding the designation of the class of Series A Preferred Stock designated in Article XV and Series B Preferred Stock designated in Article XVI, the designations, preferences, limitations, restrictions, and relative rights of any additional classes of Preferred Stock, and variations in the relative rights and preferences as between different series, shall be established in accordance with the Wyoming Business Corporation Act by the board of directors of the Corporation (“Board of Directors”). Except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power.

(2) Common Stock. The holders of Common Stock shall have and possess all rights as shareholders of the Corporation, including such rights as may be granted elsewhere by these Articles of Incorporation, except as such rights may be limited by the preferences, privileges and voting powers, and the restrictions and limitations of the Preferred Stock.

The Common Stock shall have voting rights such that each share of Common Stock duly authorized, issued and outstanding shall entitle its holder to one vote.

B. Dividends. Subject to preferential dividend rights, if any, of the holders of Preferred Stock, dividends on the Common Stock may be declared by the Board of Directors and paid out of any funds legally available therefor at such times and in such amounts as the Board of Directors shall determine.

C. No Assessment. The capital stock, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

D. Value. Any stock of the Corporation may be issued for money, property, services rendered, labor done, cash advances for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to value received in return therefor shall be conclusive and said stock when issued shall be fully paid and non-assessable.

E. Restrictions. The Board of Directors shall have the authority to impose restrictions upon the transfer of the capital stock of the Corporation as it deems necessary in the best interests of the corporation or as required by law.

ARTICLE VII - CUMULATIVE VOTING

Cumulative voting for the election of directors shall not be permitted.

ARTICLE VIII - PREEMPTIVE RIGHTS

No holder of any stock of the Corporation shall be entitled, as a matter of right, to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the Corporation of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, bonds, notes, debentures or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares unless specifically authorized by the governing board of the Corporation.

ARTICLE IX - GOVERNING BOARD

The governing board of this Corporation shall be known as directors, and the number of the directors may from time to time be increased or decreased in such manner as shall be permitted by the bylaws of this Corporation. There shall not be fewer than one member of the Board of Directors.

ARTICLE X – SHAREHOLDER VOTING ON CORPORATE ACTIONS

Notwithstanding the requirements of Wyoming law, the affirmative vote or concurrence of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon are required to make effective all transactions that require shareholder approval under applicable law.

ARTICLE XI – INDEMNIFICATION OF DIRECTORS,

OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS

A. Liability for Monetary Damages. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under Wyoming law provided, however, that (1) the liability of directors is not limited or eliminated (a) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (b) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (c) for any transaction from which a director derived an improper personal benefit, (d) for acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (e) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (2) the liability of directors is not limited or eliminated for any act or omission occurring prior to the date when these Articles of Incorporation becomes effective, or (f) any of the acts set forth in Section 17-16-202 of the Wyoming Business Corporations Act and (3) the liability of officers is not limited or eliminated for any act or omission as an officer, notwithstanding that the officer is also a director or that his or her actions, if negligent or improper, have been ratified by the directors.

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he is or was a director or officer of the Corporation or, while serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation also shall indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

B. Expenses. The Corporation shall advance expenses in advance of the final disposition of the case to or for the benefit of a director, officer, employee, fiduciary, or agent, who is party to a proceeding such as described in the preceding paragraph A to the maximum extent permitted by applicable law.

C. Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation or other person entitled to indemnification existing at the time of such repeal or modification.

ARTICLE XII - LIMITATIONS OF LIABILITY

A. Limitation of Liability. Notwithstanding Wyoming law, specifically Section 17-16-202 of the Wyoming Business Corporations Act, or the provisions of these Articles of Incorporation, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or to its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit. If the Wyoming Business Corporations Act is amended after this Article is adopted to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporations Act, as so amended.

B. Repeal or Modification. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XIII – ACTIONS OF SHAREHOLDERS

A. Meetings. Meetings of shareholders shall be held at such time and place as provided in the bylaws of the Corporation or by resolution of the board of directors.

B. Quorum. At all meetings of the shareholders, the presence of 50% of all votes entitled to be cast at the beginning of a meeting shall constitute a quorum.

C. Required Approval. Notwithstanding the provisions of these Articles, any action for which the Wyoming Business Corporations Act requires the approval of two-thirds of the shares or any class or series or voting group entitled to vote with respect thereto, unless otherwise provided in the Articles of Incorporation, shall require for approval, the affirmative vote of 50% of the shares or any class or series or voting group outstanding and entitled to vote thereon.

D. Vote Procedure. Any vote of the shareholders of the Corporation may be taken either:

(1) at a meeting called for such purpose or,

(2) by the written consent of the shareholders in lieu of a meeting provided that shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.

ARTICLE XIV – DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK

A. Designation. The designation of said series of preferred stock shall be “Series A Convertible Preferred Stock,” $0.0001 par value per share (the “Series A Preferred Stock”).

B. Number of Shares. The number of shares of Series A Preferred Stock authorized shall be one million (1,000,000) shares. Each share of Series A Preferred Stock shall have a stated value equal to $0.05 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series A Stated Value”).

C. Dividends. Initially, there will be no dividends due or payable on the Series A Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

D. Liquidation Preference. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series A Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series A Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. The “Liquidation Preference” with respect to a share of Series A Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

E. Conversion.

(1) Each outstanding share of Series A Preferred Stock shall be convertible into the number of shares of the Corporation’s common stock (“Common Stock”) determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, at any time commencing no earlier than six (6) months after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Corporation files with the Securities and Exchange Commission any periodic report on form 10-Q, 10-K or the equivalent form; provided further that, any conversion under this section shall be for a minimum Stated Value of $500.00 of Series A Preferred Stock. The Holder shall effect conversions by sending a conversion notice (the “Notice of Conversion”) in the manner set forth herein. Each Notice of Conversion shall specify the Stated Value of Series A Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to this section. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series A Preferred Stock, the certificates for such Series A Preferred Stock shall be returned to the Corporation for cancellation.

(2) Not later than ten (10) Business Days after the Conversion Date, the Corporation will deliver to the Holder (a) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series A Preferred Stock and (b) once received from the Corporation, the Series A Preferred Stock in principal amount equal to the principal amount of the Series A Preferred Stock not converted; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series A Preferred Stock until the Series A Preferred Stock are either delivered for conversion to the Corporation or any transfer agent for the Series A Preferred Stock or Common Stock, or the Holder notifies the Corporation that such Series A Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this section, the Holder shall be entitled, by providing written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the Series A Preferred Stock tendered for conversion.

(3) The Conversion Price for each share of Series A Preferred Stock in effect on any Conversion Date shall be (a) eighty five percent (85%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion, (b) but no less than Par Value of the Common Stock. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

(4) (a) If the Corporation, at any time while any Series A Preferred Stock are outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, the Conversion Price designated herein shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) If the Corporation, at any time while Series A Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series A Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Corporation) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series A Preferred Stock then outstanding; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series A Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) All calculations under this Article IV shall be made to the nearest 1/1,000th of a cent or the nearest 1/1,000th of a share, as the case may be. Any calculation resulting in a fraction shall be rounded up to the next cent or share.

(d) Whenever the Conversion Price is adjusted pursuant to this section, the Corporation shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series A Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(e) In case of any reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series A Preferred Stock then outstanding shall have the right thereafter to convert such Series A Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series A Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series A Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this section upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(f) If:

(i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock; or

(ii) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(iii) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(iv) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(v) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series A Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series A Preferred Stock at their last addresses as it shall appear upon the Series A Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(5) Intentionally omitted.

(6) The Corporation covenants that all shares of Common Stock that shall be issuable hereunder shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(7) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Corporation shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(8) The issuance of certificates for shares of Common Stock on conversion of Series A Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(9) Series A Preferred Stock converted into Common Stock shall be canceled upon conversion.

(10) Each Notice of Conversion shall be given by facsimile to the Corporation no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the current facsimile telephone number of the Company. In the event that the Corporation receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Corporation receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

F. Rank. The Series A Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Corporation’s Common Stock (ii) prior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks junior to the Series A Preferred Stock (“Junior Securities”); (iii) junior to the Series B Preferred Stock and any class or series of capital stock of the Corporation hereafter created which by its terms ranks senior to the Series A Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Corporation hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series A Preferred Stock.

G. Voting Rights. Each one share of the Series A Preferred Stock shall have voting rights equal to five million (1,000) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or by-laws.

H. Protection Provisions. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series A Preferred Stock, alter or change the rights, preferences or privileges of the Series A Preferred so as to affect adversely the holders of Series A Preferred Stock.

I. Miscellaneous.

(1) Status of Converted or Redeemed Stock. In case any shares of Series A Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series A Preferred Stock.

(2) Lost or Stolen Certificates. Upon receipt by the Corporation of (a) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (b) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of Series A Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series A Preferred.

(3) Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series A Preferred granted hereunder may be waived as to all shares of Series A Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series A Preferred Stock.

(4) Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this section.

If to the Corporation:	Carbon Conversion Group, Inc.
13110 NE 177th Place, #145
Woodinville, WA 98072
Attention: Chief Executive Officer
Telephone: (844) 698-3777
Facsimile: (844) 698-3777

If to the holders of Series A Preferred, to the address listed in the Corporation’s books and records.

ARTICLE XV – DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK

A. Designation. The designation of said series of preferred stock shall be “Series B Convertible Preferred Stock,” $0.0001 par value per share (the “Series B Preferred Stock”).

B. Number of Shares. The number of shares of Series B Preferred Stock authorized shall be one million (1,000,000) shares. Each share of Series B Preferred Stock shall have a stated value equal to $100.00 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series B Stated Value”).

C. Dividends. Initially, there will be no dividends due or payable on the Series B Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

D. Liquidation Preference. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation’s assets in one transaction or in a series of related transactions (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities and Pari Passu Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders of shares of Series B Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series B Preferred Stock and Holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series B Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. The “Liquidation Preference” with respect to a share of Series B Preferred Stock means an amount equal to the Stated Value thereof. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Designation filed in respect thereof.

E. Conversion.

(1) Each outstanding share of Series B Preferred Stock shall be convertible into the number of shares of the Corporation’s common stock (“Common Stock”) determined by dividing the Stated Value by the Conversion Price as defined below, at the option of the Holder in whole or in part, at any time commencing no earlier than six (6) months after the Issuance Date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the Corporation files with the Securities and Exchange Commission any periodic report on form 10-Q, 10-K or the equivalent form; provided further that, any conversion under this section shall be for a minimum Stated Value of $500.00 of Series B Preferred Stock. The Holder shall effect conversions by sending a conversion notice (the “Notice of Conversion”) in the manner set forth herein. Each Notice of Conversion shall specify the Stated Value of Series B Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to this section. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series B Preferred Stock, the certificates for such Series B Preferred Stock shall be returned to the Corporation for cancellation.

(2) Not later than ten (10) Business Days after the Conversion Date, the Corporation will deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series B Preferred Stock and (ii) once received from the Corporation, the Series B Preferred Stock in principal amount equal to the principal amount of the Series B Preferred Stock not converted; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series B Preferred Stock until the Series B Preferred Stock are either delivered for conversion to the Corporation or any transfer agent for the Series B Preferred Stock or Common Stock, or the Holder notifies the Corporation that such Series B Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this section, the Holder shall be entitled, by providing written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the Series B Preferred Stock tendered for conversion.

(3) The Conversion Price for each share of Series B Preferred Stock in effect on any Conversion Date shall be (a) eighty five percent (85%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion, (b) but no less than Par Value of the Common Stock. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

(4) (a) If the Corporation, at any time while any Series B Preferred Stock are outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as defined below) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Corporation, the Conversion Price designated in this section shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) If the Corporation, at any time while Series B Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders of Series B Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each Series B Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Corporation) (an “Appraiser”) selected in good faith by the Holders of a majority of the principal amount of the Series B Preferred Stock then outstanding; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Series B Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c) All calculations under this Article IV shall be made to the nearest 1/1,000th of a cent or the nearest 1/1,000th of a share, as the case may be. Any calculation resulting in a fraction shall be rounded up to the next cent or share.

(d) Whenever the Conversion Price is adjusted pursuant to this section, the Corporation shall within ten (10) days after the determination of the new Fixed Conversion Price mail and fax to the Holder and to each other Holder of Series B Preferred Stock, a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(e) In case of any reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series B Preferred Stock then outstanding shall have the right thereafter to convert such Series B Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Series B Preferred Stock and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Series B Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder the right to receive the securities or property set forth in this Section IV(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(f) If:

(i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock; or

(ii) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

(iii) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(iv) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(v) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation;

then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series B Preferred Stock, and shall cause to be mailed and faxed to the Holders of Series B Preferred Stock at their last addresses as it shall appear upon the Series B Preferred stock register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(5) Intentionally omitted.

(6) The Corporation covenants that all shares of Common Stock that shall be issuable hereunder shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(7) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Corporation shall eliminate such fractional share interest by issuing the Holder an additional full share of Common Stock.

(8) The issuance of certificates for shares of Common Stock on conversion of Series B Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(9) Series B Preferred Stock converted into Common Stock shall be canceled upon conversion.

(10) Each Notice of Conversion shall be given by facsimile to the Corporation no later than 4:00 pm EST. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the current facsimile telephone number of the Company. In the event that the Corporation receives the Notice of Conversion after 4:00 p.m. EST, the Conversion Date shall be deemed to be the next Business Day. In the event that the Corporation receives the Notice of Conversion after the end of the Business Day, notice will be deemed to have been given the next Business Day.

F. Rank. The Series B Preferred Stock shall, as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Corporation’s Common Stock (ii) prior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks junior to the Series B Preferred Stock (“Junior Securities”); (iii) junior to the Series B Preferred Stock and any class or series of capital stock of the Corporation hereafter created which by its terms ranks senior to the Series B Preferred Stock (“Senior Securities”); (iv) pari passu with any other series of preferred stock of the Corporation hereafter created which by its terms ranks on a parity (“Pari Passu Securities”) with the Series B Preferred Stock.

G. Voting Rights. The Holders of the Series B Preferred Stock have no voting power whatsoever, except as provided by the Wyoming Business Corporation Act. To the extent that under the Wyoming Business Corporation Act the vote of the Holders of the Series B Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the then outstanding shares of the Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock (except as otherwise may be required under the Wyoming Business Corporation Act) shall constitute the approval of such action by the class. To the extent that under the Wyoming Business Corporation Act Holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained elsewhere herein) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

H. Protection Provisions. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the unanimous written consent of the holders of Series B Preferred Stock, alter or change the rights, preferences or privileges of the Series B Preferred so as to affect adversely the holders of Series B Preferred Stock.

I. Miscellaneous.

(1) Status of Converted or Redeemed Stock. In case any shares of Series B Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series B Preferred Stock.

(2) Lost or Stolen Certificates. Upon receipt by the Corporation of (a) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (b) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of Series B Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series B Preferred.

(3) Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred granted hereunder may be waived as to all shares of Series B Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series B Preferred Stock.

(4) Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this section.

If to the Corporation:	Carbon Conversion Group, Inc.
13110 NE 177th Place, #145
Woodinville, WA 98072
Attention: Chief Executive Officer
Telephone: (844) 698-3777
Facsimile: (844) 698-3777

If to the holders of Series B Preferred, to the address listed in the Corporation’s books and records.

ARTICLE XVI – CONFLICTING INTEREST TRANSACTIONS

No contract or other transaction between the Corporation and one (1) or more of its directors or any other Corporation, firm, association, or entity in which one (1) or more of its directors are directors or officers or are financially interested shall be either void or voided solely because of such relationship or interest, or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or solely because their votes are counted for such purpose if:

A. The fact of such a relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves. or ratifies the contract or transaction by 8 vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

B. The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

C. The contract or transaction is fair and reasonable to the Corporation. Common or interested directors may be counted in determining the presence of a quorum, as herein previously defined, at a meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction.

ARTICLE XVII – INCORPORATOR

The name and address of the incorporator is as follows:

Registered Agents Inc.

30 N Gould Street

STE 100

Sheridan, Wyoming 82801

support@registeredagentsinc.com

http://www.registeredagentsinc.com

Signature:		Date: June 15, 2023

Print Name:

Title:

Email:	reports@registeredagentsinc.com

Daytime Phone #:	(307) 200-2803

BYLAWS

OF

CARBON CONVERSION GROUP, INC.

ARTICLE I — OFFICES

1.1 Principal Office. The principal office and place of business of Carbon Conversion Group, Inc. (the “Corporation”) shall be at such location as may be determined from time to time by board of directors of the Corporation (the “Board of Directors”).

1.2 Other Offices. Other offices and places of business either within or without the State of Wyoming may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The street address of the Corporation’s resident agent is the registered office of the Corporation in Wyoming.

ARTICLE II — STOCKHOLDERS

2.1 Annual Meeting. The annual meeting of stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting.

2.2 Special Meetings.

(a) Subject to the rights of the holders of preferred stock, if any, special meetings of the stockholders may be called by the Chairman of the Board, if any, or the Chief Executive Officer, if any, or, if there be no Chairman of the Board and no Chief Executive Officer, by the President, and shall be called by the Secretary upon the written request of at least a majority of the authorized number of directors. Such request shall state the purpose or purposes of the meeting.

(b) Subject to the rights of the holders of preferred stock, if any, special meetings of the stockholders may be called if the holders of at least 25% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the Corporation one (1) or more written demands for the meeting describing the purpose or purposes for which it is to be held. Unless otherwise provided in the Articles of Incorporation, a written demand for a special meeting may be revoked by a writing to that effect received by the Corporation prior to the receipt by the Corporation of demands sufficient in number to require the holding of a special meeting.

(c) No business shall be acted upon at a special meeting of stockholders, except as set forth in the notice of the meeting.

2.3 Place of Meetings. Any meeting of the stockholders of the Corporation may be held at the Corporation’s registered office in the State of Wyoming or at such other place within or without of the State of Wyoming and United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote may designate any place for the holding of such meeting.

2.4 Notice of Meetings; Waiver of Notice.

(a) The Chairman of the Board, President, Chief Executive Officer, if any, a Vice President, the Secretary, an Assistant Secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any stockholders’ meeting not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting and the purpose or purposes for which the meeting is called. The notice shall contain or be accompanied by such additional information as may be required by the Wyoming Business Corporation Act (“WBCA”).

(b) In the case of an annual meeting, subject to Section 2.13 below, any proper business may be presented for action, except that (1) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (2) if a proposed action creating dissenters’ rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenters’ rights under WBCA 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

(c) A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record entitled to vote at the meeting at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation.

(d) The written certificate of the individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice.

(e) Any stockholder may waive notice of any meeting by a signed writing, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

(f) Attendance in person at any meeting of stockholders shall constitute a waiver of notice of such meeting.

2.5 Determination of Stockholders of Record.

(a) For the purpose of determining the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b) If no record date is fixed, the record date for determining stockholders: (1) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

2.6 Quorum; Adjourned Meetings.

(a) Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least a majority of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Wyoming, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b) If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called. When a stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

2.7 Voting.

(a) Unless otherwise provided in the WBCA, in the Articles of Incorporation or in the resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.

(b) Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual at the close of business on the record date (including pledged shares) shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand of record in the name of the receiver; provided, that the order of a court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c) With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (1) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the Board of Directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the Chairman of the Board, if any, president, chief executive officer, if any, or any vice president of such corporation; and (2) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his authority to do so.

(d) Notwithstanding anything to the contrary contained herein and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f) With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast, as follows:

(1) If only one person votes, the vote of such person binds all.

(2) If more than one person casts votes, the act of the majority so voting binds all.

(3) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g) If a quorum is present, unless the Articles of Incorporation, these Bylaws, the WBCA or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Wyoming, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h) If a quorum is present, directors shall be elected by a majority of the votes cast.

2.8 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Wyoming, another person or persons to act as a proxy or proxies. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Wyoming.

2.9 Action Without Meeting.

(a) Unless otherwise provided in the Articles of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

(b) Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation in the manner herein required, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation by delivery to its registered office in the State of Wyoming, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

(c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the Corporation as provided in the WBCA. If the action which is consented to is such as would have required the filing of a certificate under any section of the WBCA if such action had been voted on by stockholders at a meeting thereof, then the certificate under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with the WBCA.

2.10 Organization.

(a) Meetings of stockholders shall be presided over by the Chairman of the Board, or, in the absence of the chairman, by the Vice-Chairman of the Board, or in the absence of the Vice-Chairman, the President, or, in the absence of the President, by the chief executive officer, if any, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as Secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as Secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(b) The chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (1) ascertain the number of shares outstanding and the voting power of each; (2) determine the number of shares represented at a meeting and the validity of proxies or ballots; (3) count all votes and ballots; (4) determine any challenges made to any determination made by the inspector(s); and (5) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

2.11 Absentees’ Consent to Meetings. Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

2.12 Director Nominations. Subject to the rights, if any, of the holders of preferred stock to nominate and elect directors, nominations of persons for election to the Board of Directors of the Corporation may be made by the Board of Directors or by a committee appointed by the Board of Directors.

ARTICLE III — DIRECTORS

3.1 General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the WBCA or the Articles of Incorporation.

3.2 Number, Tenure, and Qualifications. The Board of Directors of the Corporation shall consist of at least one (1) individual and not more than seven (7) individuals. The number of directors within the foregoing fixed minimum and maximum may be established and changed from time to time by resolution adopted by the Board of Directors of the Corporation without amendment to these Bylaws or the Articles of Incorporation. Each director shall hold office until his successor shall be elected or appointed and qualified or until his earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office. No provision of this Section shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of the stockholders to remove directors as is hereinafter provided.

3.3 Chairman of the Board. The Board of Directors shall elect a Chairman of the Board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him by the Board of Directors, these Bylaws or as may be provided by law.

3.4 Vice-Chairman of the Board. The Board of Directors shall elect a Vice-Chairman of the Board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he shall be present and the Chairman is not present and shall have and may exercise such powers as may, from time to time, be assigned to him by the Board of Directors, these Bylaws or as may be provided by law.

3.5 Removal and Resignation of Directors. Subject to any rights of the holders of preferred stock and except as otherwise provided in the WBCA, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. In addition, the Board of Directors of the Corporation, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the Chairman of the Board, if any, the President or the Secretary, or in the absence of all of them, any other officer.

3.6 Vacancies; Newly Created Directorships. Subject to any rights of the holders of preferred stock, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which he has been elected expires, or until his earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

3.7 Annual and Regular Meetings. Immediately following the adjournment of, and at the same place as, the annual or any special meeting of the stockholders at which directors are elected, the Board of Directors, including directors newly elected, shall hold its annual meeting without call or notice, other than this provision, to elect officers and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings.

3.8 Special Meetings. Except as otherwise required by law, and subject to any rights of the holders of preferred stock, special meetings of the Board of Directors may be called only by the Chairman of the Board, if any, or if there be no Chairman of the Board, by the Chief Executive Officer, if any, the President, or the Secretary, and shall be called by the Chairman of the Board, if any, the President, the Chief Executive Officer, if any, or the Secretary upon the request of at least a majority of the authorized number of directors. If the Chairman of the Board, or if there be no Chairman of the Board, each of the President, Chief Executive Officer, if any, and Secretary, refuses or neglects to call such special meeting, a special meeting may be called by a written request signed by at least a majority of the authorized number of directors.

3.9 Place of Meetings. Any regular or special meeting of the directors of the Corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

3.10 Notice of Meetings. Except as otherwise provided in Section 3.8 above, there shall be delivered to each director at the address appearing for him on the records of the Corporation, at least twenty-four (24) hours before the time of such meeting, a copy of a written notice of any meeting (a) by delivery of such notice personally, (b) by mailing such notice postage prepaid, (c) by facsimile, (d) by overnight courier, (e) by telegram, or (f) by electronic transmission or electronic writing, including, but not limited to, email. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via facsimile, by electronic transmission or electronic writing, including, but not limited to, email, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

3.11 Quorum; Adjourned Meetings.

(a) A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

3.12 Manner of Acting. Except as provided in Section 3.14 below, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

3.13 Super-majority Approval. Notwithstanding anything to the contrary contained in these Bylaws or the Articles of Incorporation, the following actions may be taken by the Corporation only upon the approval of two-thirds of the directors present at a meeting at which a quorum is present is the act of the Board of Directors:

(a) any voluntary dissolution or liquidation of the Corporation;

(b) the sale of all or substantially all of the assets of the Corporation; or

(c) the filing of a voluntary petition of bankruptcy by the Corporation.

3.14 Telephonic Meetings. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a telephone conference or video or similar method of communication by which all persons participating in such meeting can hear each other. Participation in a meeting pursuant to this Section 3.14 constitutes presence in person at the meeting.

3.15 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee. The written consent may be signed in counterparts, including, without limitation, facsimile counterparts, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

3.16 Powers and Duties.

(a) Except as otherwise restricted by the laws of the State of Wyoming or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

(b) The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may (1) require that any votes cast at such meeting shall be cast by written ballot and/or (2) submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c) The Board of Directors may, by resolution passed by a majority of the board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

3.17 Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the Corporation, unless proven unfair by a preponderance of the evidence.

3.18 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in the absence of the Chairman of the Board by the Vice-Chairman, or in his absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as Secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

ARTICLE IV — OFFICERS

4.1 Election. The Board of Directors, at its annual meeting, shall elect and appoint a President, a Secretary and a Treasurer. Said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the board, and shall have such powers and duties and be paid such compensation as may be directed by the board. Any individual may hold two or more offices.

4.2 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

4.3 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

4.4 Chief Executive Officer. The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers as are delegated to him by the Board of Directors, these Bylaws or as may be provided by law.

4.5 President. The President, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The President shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The President shall perform such other duties and have such other powers which are delegated and assigned to him by the Board of Directors if any, these Bylaws or as may be provided by law.

4.6 Vice Presidents. The Board of Directors may elect one or more vice presidents. In the absence or disability of the President, or at the President’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the President, shall perform all of the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions on the President. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him by the Board of Directors, the President, these Bylaws or as may be provided by law.

4.7 Secretary. The Secretary shall attend all meetings of the stockholders, the Board of Directors and any committees, and shall keep, or cause to be kept, the minutes of proceeds thereof in books provided for that purpose. He shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The Secretary shall be custodian of the corporate seal, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct. The Secretary shall perform all other duties commonly incident to his office and shall perform such other duties which are assigned to him by the Board of Directors, the chief executive officer, if any, the President, these Bylaws or as may be provided by law.

4.8 Assistant Secretaries. An Assistant Secretary shall, at the request of the Secretary, or in the absence or disability of the Secretary, perform all the duties of the Secretary. He shall perform such other duties as are assigned to him by the Board of Directors, the chief executive officer, if any, the President, these Bylaws or as may be provided by law.

4.9 Treasurer. The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The Treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chairman of the Board, if any, the chief executive officer, if any, or the President. The Treasurer shall perform all other duties commonly incident to his office and such other duties as may, from time to time, be assigned to him by the Board of Directors, the chief executive officer, if any, the President, these Bylaws or as may be provided by law. The Treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the Treasurer and for restoration to the Corporation, in the event of the Treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the Treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer has not been appointed, the Treasurer may be deemed the chief financial officer of the Corporation.

4.10 Assistant Treasurer. An Assistant Treasurer shall, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all the duties of the Treasurer. He shall perform such other duties which are assigned to him by the Board of Directors, the chief executive officer, the President, the Treasurer, these Bylaws or as may be provided by law. The Board of Directors may require an Assistant Treasurer to give a bond to the Corporation, at the Corporation’s expense, in such sum and with such security as it may approve, for the faithful performance of his duties, and for restoration to the Corporation, in the event of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the Assistant Treasurer’s custody or control and belonging to the Corporation.

4.11 Execution of Negotiable Instruments, Deeds and Contracts. All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

ARTICLE V — CAPITAL STOCK

5.1 Issuance. Shares of the Corporation’s authorized stock shall, subject to any provisions or limitations of the laws of the State of Wyoming, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

5.2 Stock Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the President, the chief executive officer, if any, or a vice president, and by the Secretary or an Assistant Secretary, of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation.

Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid.

5.3 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the Treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

5.4 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

5.5 Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation.

5.6 Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

5.7 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

ARTICLE VI — DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Wyoming and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 2.5 above, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

ARTICLE VII — RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

7.1 Records. All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the Secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

7.2 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

7.3 Fiscal Year-End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

ARTICLE VIII — INDEMNIFICATION

8.1 Indemnification and Insurance.

(a) Indemnification of Directors and Officers.

(1) For purposes of this Article VIII,

(A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as herein defined), by reason of the fact that he is or was a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and

(B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(2) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Wyoming law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to the WBCA or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to the WBCA or did not act in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he had reasonable cause to believe that his conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his capacity as a stockholder.

(3) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his heirs, executors and administrators.

(4) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. To the extent that a director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred in by him in connection with the defense.

(b) Indemnification of Employees and Other Persons. The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c) Non-Exclusivity of Rights. The rights to indemnification provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d) Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, member, managing member or agent, or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability and expenses.

(e) Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following: (1) the creation of a trust fund; (2) the establishment of a program of self-insurance; (3) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (4) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f) Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (1) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (2) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

8.2 Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X below), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the Corporation then serving, or (b) by the stockholders as set forth in Article X hereof; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE IX — CHANGES IN WYOMING LAW

References in these Bylaws to Wyoming law or the WBCA or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE X — AMENDMENT OR REPEAL

10.1 Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind these Bylaws.

10.2 Stockholders. Notwithstanding Section 10.1 above, these Bylaws may be rescinded, altered, amended or repealed in any respect by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding voting power of the Corporation, voting together as a single class.